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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
          (Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers, Gary A. Shiffman and Jeffrey P. Jorissen, hereby certify that to the best of their knowledge: (a) this Quarterly Report on Form 10-Q of Sun Communities, Inc., for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer.



/s/ Gary A. Shiffman                                Dated:  November 19, 2002
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Gary A. Shiffman, Chief Executive Officer


/s/ Jeffrey P. Jorissen                             Dated:  November 19, 2002
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Jeffrey P. Jorissen, Chief Financial Officer